--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                 August 31, 2001



                         OAO TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                Delaware            000-23173          52-1973990
            (State or Other       (Commission         (IRS Employer
            Jurisdiction of       File Number)     Identification No.)
            Incorporation)


              7500 Greenway Center Drive, Greenbelt, Maryland 20770
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 486-0400


        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

On September 14, 2001, OAO Technology Solutions, Inc. (the "registrant"), a Delaware corporation, originally filed a Current Report on Form 8-K with the Securities and Exchange Commission with respect to its acquisition of certain assets of EZ-CAP, a division of QuadraMed Corporation (Nasdaq: QMDC), effective August 31, 2001. This amendment provides the financial statements and pro forma financial information required pursuant to Item 7 of Form 8-K.

The registrant hereby amends Item 7 of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on September 14, 2001 to read in its entirety as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

The  following  financial   statements  of  the  EZ-CAP  division  of  QuadraMed
Corporation are filed as Exhibit 99.2 and incorporated herein by reference:

     i.  Independent Accountants' Report (Pisetti & Brinker LLP);

    ii.  Balance Sheets as of June 30, 2001 and 2000 (Unaudited);

   iii. Statements of Income for the Six Months Ended June 30, 2001 and 2000 (Unaudited);

    iv. Statements of Cash flows for the Six Months Ended June 30, 2001 and 2000 (Unaudited);

     v.  Notes to Financial Statements (Unaudited);

    vi.  Independent Auditors' Report (Pisetti & Brinker LLP);

   vii.  Balance Sheets as of December 31, 2000 and 1999;

  viii.  Statements of Income for the Years Ended December 31, 2000 and 1999;

    ix. Statements of Cash flows for the Years Ended December 31, 2000 and 1999; and

     x.  Notes to Financial Statements.

     (b) Pro Forma Financial Information

The following pro forma financial information with respect to the registrant and the EZ-CAP division of QuadraMed Corporation is filed as Exhibit 99.3 and incorporated herein by reference:

     i.  Unaudited Pro Forma Information;

    ii.  Unaudited Pro Forma  Combined  Condensed  Balance Sheet as of June 30,
         2001;

   iii. Unaudited Pro Forma Combined Condensed Statements of Operations for the six months ended June 30, 2001 and the year ended December 31, 2000; and

    iv.  Notes to Unaudited Pro Forma Combined Condensed Financial Information.

(c)  Exhibits

  Designation   Description
  -----------   -----------

      2.1 Asset Purchase Agreement, dated as of August 16, 2001, by and among the registrant, QuadraMed Corporation and affiliates.*
      23.1      Consent of Pisenti & Brinker LLP.
      99.1      Press Release dated August 16, 2001.*
      99.2 Financial Statements of the EZ-CAP division of QuadraMed Corporation. Balance Sheets as of June 30, 2001 and 2000 and December 31, 2000 and 1999 and Statements of Income and Cash flows for the Six Months Ended June 30, 2001 and 2000 and the Years Ended December 31, 2000 and 1999.
      99.3 Pro forma combined condensed financial information with respect to the registrant and the EZ-CAP division of QuadraMed Corporation as of June 30, 2001 and for the six months ended June 30, 2001 and the year ended December 31, 2000.

*Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  OAO TECHNOLOGY SOLUTIONS, INC.


Date:  November 9, 2001           By: /s/ Gregory A. Pratt
                                      -------------------------------
                                      Gregory A. Pratt,
                                      President and Chief Executive Officer


Date: November 9, 2001            By: /s/ J. Jeffrey Fox
                                      -------------------------------
                                      J. Jeffrey Fox,
                                      Senior Vice President of
                                      Finance and Chief Financial Officer

                                  Exhibit Index



Designation    Description
-----------    -----------

     2.1 Asset Purchase Agreement, dated as of August 16, 2001, by and among the registrant, QuadraMed Corporation and affiliates.*
     23.1      Consent of Pisenti & Brinker LLP.
     99.1      Press Release dated August 16, 2001.*
     99.2 Financial Statements of the EZ-CAP division of QuadraMed Corporation. Balance Sheets as of June 30, 2001 and 2000 and December 31, 2000 and 1999 and Statements of Income and Cash flows for the Six Months Ended June 30, 2001 and 2000 and the Years Ended December 31, 2000 and 1999.
     99.3 Pro forma combined condensed financial information with respect to the registrant and the EZ-CAP division of QuadraMed Corporation as of June 30, 2001 and for the six months ended June 30, 2001 and the year ended December 31, 2000.

*Previously filed.